	LOAN NUMBER	ACCT. NUMBER	NOTE DATE	CREDIT LIMIT	MATURITY DATE
PR/OR
OBLIGATION	CL522040275-1		01/02/08	$5,000,000.00	06/01/10
INFORMATION

	LOAN NUMBER	ACCT. NUMBER	MODIFICATION DATE		CREDIT LIMIT

	CL522040275-1		05/25/10		$5,000,000.00
AMENDED
OBLIGATION	MATURITY DATE	INDEX (w/margin)	INTEREST RATE		INITIALS
/NFORMATION
	09/01/10	Wall Street Journal Prime plus 0.500%	5.0%

	Creditor Use Only

DEBT MODIFICATION AGREEMENT

DATE AND PARTIES. The date of this Debt Modification Agreement (Modification) is May 25, 2010. The parties and their addresses are:

LENDER:
CARDINAL BANK
8270 Greensboro Drive
Suite 500
McLean, VA 22102
Telephone: (703) 584-3430

BORROWER:
WIDEPOINT CORPORATION a Delaware Corporation
One Lincoln Centre
18W140 Butterfield Road, Suite 1100
Oakbrook Terrace, IL 60181

WIDEPOINT IL, INC.
an Illinois Corporation
One Lincoln Centre
18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, IL 60181

WP NBIL, INC.
an Illinois Corporation
One Lincoln Centre
18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, IL 60181

CHESAPEAKE GOVERNMENT TECHNOLOGIES, INC.
a Delaware Corporation
One Lincoln Centre
18W140 Butterfield Road, Suite 1100
Oakbrook Terrace, IL 60181

WidePoint Corporation Debt Modification Agreement VA/4symathon00149300006929010052510N	Wolters Kluwer Financial Services ©1996, 2010 Bankers	Initials Page 1

OPERATIONAL RESEARCH CONSULTANTS, INC. a Virginia Corporation
1 1250 Waples Mills, South Tower
Suite 250
Fairfax, VA 22030

ISYS, LLC
a Virginia Limited Liability Company One Lincoln Center
18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, IL 60181

1. DEFINITIONS. In this Modification, these terms have the following meanings:
A. Pronouns. The pronouns "I," "me," and "my" refer to each Borrower signing this Modification, individually and together with their heirs, executors, administrators, successors, and assigns. "You" and "your" refer to the Lender, with its participants or syndicators, successors and assigns, or any person or entity that acquires an interest in the Modification or the Prior Obligation.

B. Amended Obligation. Amended Obligation is the resulting agreement that is created when the Modification amends the Prior Obligation. It is described above in the AMENDED OBLIGATION INFORMATION section.

C. Credit Limit. Credit Limit means the maximum amount of principal you will permit me to owe you under this Line of Credit, at any one time. My Credit Limit is stated at the top of this Modification.

D. Loan. Loan refers to this transaction generally. It includes the obligations and duties arising from the terms of all documents prepared or submitted in association with the Prior Obligation and this modification, such as applications, security agreements, disclosures, notes, agreements, and this Modification.
E. Modification. Modification refers to this Debt Modification Agreement.
F. Prior Obligation. Prior Obligation refers to my existing agreement described above in the PRIOR OBLIGATION INFORMATION section, and any previous extensions, renewals, modifications or substitutions of it.

2. BACKGROUND. You and I have previously entered into a Prior Obligation. As of the date of this Modification, the outstanding, unpaid balance of the Prior Obligation is $0.00. Conditions have changed since the execution of the Prior Obligation instruments. In response, and for value received, you and I agree to modify the terms of the Prior Obligation, as provided for in this Modification.

3. TERMS. The Prior Obligation is modified as follows:
A. Interest. Our agreement for the payment of interest is modified to read:
(1) INTEREST. Interest will accrue on the unpaid Principal balance of the Loan at the rate of 5.0 percent (Interest Rate) until May 26, 2010, after which time it may change as described in the Variable Rate subsection.
(a) Maximum Interest Amount. Any amount assessed or collected as interest under the terms of the Loan will be limited to the maximum lawful amount of interest allowed by state or federal law, whichever is greater. Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.
(b) Statutory Authority. Rate statute for Virginia is not provided yet.
(c) Accrual. Interest accrues using an Actual/360 days counting method.
(d) Variable Rate. The Interest Rate may change during the term of this transaction.
(1) Index. Beginning with the first Change Date, the Interest Rate will be based on the following index: the base rate on corporate loans posted by at least 70% of the 10 largest U.S. banks known as the Wall Street Journal U.S. Prime Rate.
The Current Index is the most recent index figure available on each Change Date. You do not guaranty by selecting this Index, or the margin, that the Interest Rate on the Loan will be the same rate you charge on any other loans or class of loans you make to me or other borrowers. If this Index is no longer available, you will substitute a similar index. You will give me notice of your choice.
(2) Change Date. Each date on which the Interest Rate may change is called a Change Date. The Interest Rate may change May 26, 2010 and daily thereafter.
(3) Calculation Of Change. On each Change Date you will calculate the Interest Rate, which will be the Current Index plus 0.500 percent. The result of this calculation will be rounded to the nearest .001 percent. Subject to any limitations, this will be the Interest Rate until the next Change Date. The new Interest Rate will become effective on each Change Date. The Interest Rate and other charges on the Loan will never exceed the highest rate or charge allowed by law for the Loan.
(4)  Limitations. The Interest Rate changes are subject to the following limitations: Lifetime. The Interest Rate will never be less than 5.000 percent.
(5) Effect Of Variable Rate. A change in the Interest Rate will have the following effect on the payments: The amount of scheduled payments will change.
B. Maturity and Payments. The maturity and payment provisions are modified to read:

WidePoint Corporation Debt Modification Agreement VA/4symathon00149300006929010052510N	Wolters Kluwer Financial Services ©1996, 2010 Bankers	Initials Page 2

(1) PAYMENT. I agree to pay all accrued interest on the balance outstanding from time to time in regular payments beginning June 1, 2010, then on the same day of each month thereafter. Any payment scheduled for a date falling beyond the last day of the month, will be due on the last day. A final payment of the entire unpaid outstanding balance of Principal and interest will be due September 1, 2010.

Payments will be rounded to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.
(2) Maturity. The maturity provision is modified to read:
(a) Maturity Date. Consistent with our existing periodic payment arrangement, except any scheduled, final payment, I agree that the entire outstanding balance of Principal and accrued interest is due on, or before, September 1, 2010.
C. Fees and Charges. As additional consideration for your consent to enter into this Modification, I agree to pay, or have paid these additional fees and charges:
(1) Stop Payment Fee. A(n) Stop Payment Fee equal to $30.00.
(2) Late Charge. If a payment is more than 10 days late, I will be charged 5.000 percent of the Unpaid Portion of Payment. I will pay this late charge promptly but only once for each late payment.
(3) Returned Check Charge. I agree to pay a fee not to exceed $32.00 for each check, negotiable order of withdrawal or draft I issue in connection with the Loan that is returned because it has been dishonored.

4. CONTINUATION OF TERMS. Except as specifically amended by this Modification, all of the terms of the Prior Obligation shall remain in full force and effect.

5. WAIVER. I waive all claims, defenses, setoffs, or counterclaims relating to the Prior Obligation, or any document securing the Prior Obligation, that I may have. Any party to the Prior Obligation that does not sign this Modification, shall remain liable under the terms of the Prior Obligation unless released in writing by you.

6. REASON(S) FOR MODIFICATION. Modification of the maturity date as described herein.

7. ADDITIONAL TERMS. PRIOR OBLIGATION. This agreement is a modification of certain terms and conditions of the indebtedness evidenced by a Promissory Note from Borrower to Lender dated August 16, 2007 in the principal amount of $2,000,000.00, as modified under the following agreements between Borrower and Lender: a Promissory Note dated January 2, 2008 in the amount of $5,000,000 and a Debt Modification Agreement dated March 17, 2009 in the amount of $5,000,000.00.

LOAN AGREEMENT. This agreement is subject to that certain Commercial Loan Agreement between Borrower and Lender dated March 17, 2009, all terms and conditions of which, notwithstanding anything herein to the contrary, are incorporated and made a part herein.

COLLATERAL. In addition to any other collateral that may be pledged, either now or in the future, the indebtedness evidenced by this agreement is secured by all rights, title, and security interest granted under that certain Security Agreement from Borrower to Lender dated August 16, 2007.

8. SIGNATURES. By signing under seal, I agree to the terms contained in this Modification. I also acknowledge receipt of a copy of this Modification.

WidePoint Corporation Debt Modification Agreement VA/4symathon00149300006929010052510N	Wolters Kluwer Financial Services ©1996, 2010 Bankers	Initials Page 3

BORROWER:
WidePoint Corporation

By   /s/ James T. McCubbin                                             (Seal)
James T. McCubbin, Vice President
Widepoint IL, Inc.

By  /s/ James T. McCubbin                                              (Seal)
James T. McCubbin, Vice President
WP NBIL, Inc.

By  /s/ James T. McCubbin                                              (Seal)
James T. McCubbin, Vice President
Chesapeake Government Technologies, Inc.

By  /s/ James T. McCubbin                                              (Seal)
James T. McCubbin, Vice President
Operational Research Consultants, Inc.

By  /s/ James T. McCubbin                                              (Seal)
James T. McCubbin, Vice President
iSYS, LLC

By  /s/ James T. McCubbin                                              (Seal)
James T. McCubbin , Vice President

WidePoint Corporation Debt Modification Agreement VA/4symathon00149300006929010052510N	Wolters Kluwer Financial Services ©1996, 2010 Bankers	Initials Page 4